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                                                                    EXHIBIT 10.7


                     AMENDMENT TO THE ASSIGNMENT AGREEMENT
                              Dated April 19, 1999


BETWEEN:  CYBEROAD GAMING CORPORATION, a St. Kitts corporation ("CGC"); and

BETWEEN: CYBEROAD.COM (ISLE OF MAN) LIMITED, an Isle of Man corporation, ("Cyberoad IOM");


WHEREAS this Amendment acknowledges that:

     c) the Assignment Agreement amending the Operating and Revenue Sharing Agreement for Asanol Management Corporation, executed by the parties hereto, is to be made effective as of May 1, 1999; and
     d) the total consideration, as paid in full, is U.S.$10,000.00, and other good and valuable consideration, the receipt of which is hereby acknowledged.

EXECUTION IN COUNTERPART

This instrument may be signed in counterpart, in as many counterparts as may be necessary, each of which shall be deemed to be an original, and each of which shall constitute one and the same instrument, and shall bear the date first written above.



ACKNOWLEDGED AND AGREED TO ON THE 18TH DAY OF OCTOBER, 1999

CYBEROAD GAMING CORPORATION             CYBEROAD.COM (ISLE OF MAN)


/s/  LAWRENCE COFIELD                   /s/  JOHN COFFEY
---------------------------             --------------------------
Lawrence Cofield,                       John Coffey,
Director                                Director